Exhibit 10.10

 EXECUTION VERSION

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Agreement”) is dated as of January 29, 2015 by each of the entities listed on the signature pages hereof (the “Guarantors”) in favor of the Secured Parties (as defined in the Revenue Sharing and Securities Purchase Agreement referred to below).

RECITALS

WHEREAS, pursuant to the Revenue Sharing and Securities Purchase Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Revenue Sharing and Securities Purchase Agreement”; capitalized terms used herein without definition are used as defined in the Revenue Sharing and Securities Purchase Agreement), by and among Marathon Patent Group, Inc., a Nevada corporation (the “Company”), the Guarantors, DBD Credit Funding LLC as collateral agent (the “Collateral Agent”), and the Purchasers party thereto, the Purchasers have agreed to make extensions of credit to the Company upon the terms and subject to the conditions set forth therein;

WHEREAS, each Guarantor has agreed to guaranty the Note Obligations of the Company with respect to the payment in full and satisfaction of the Notes delivered by the Company pursuant to the Revenue Sharing and Securities Purchase Agreement;

WHEREAS, each Guarantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Revenue Sharing and Securities Purchase Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Purchasers to make their respective extensions of credit to the Company under the Revenue Sharing and Securities Purchase Agreement that the Guarantors shall have executed and delivered this Agreement to the Secured Parties.

NOW THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Revenue Sharing and Securities Purchase Agreement and to induce the Purchasers to make their respective extensions of credit to the Company thereunder, each Guarantor hereby agrees with the Secured Parties as follows:

ARTICLE I
GUARANTEES

1.1           Guarantee of Obligations.  Until such time as the Guaranteed Obligations (as defined below) have been repaid in full, each Guarantor hereby jointly and severally with the other Guarantors guarantees, as a primary obligor and not as a surety, to each Secured Party, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of all amounts (including any fees, costs or charges that would accrue but for the provisions of (i) the Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other Debtor Relief Laws) owed by the Company to the Secured Parties pursuant to, the Notes, owing to the Secured Parties by the Company under the Revenue Sharing and Securities Purchase Agreement or the Notes in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”).  The Guarantors hereby jointly and severally agree that if the Company or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

1.2           Continuing Obligations.  The obligations of the Guarantors hereunder shall constitute a guaranty of payment and to the fullest extent permitted by applicable law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Company under the Revenue Sharing and Securities Purchase Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full).   The Guarantors acknowledge that the Secured Parties have entered into the Revenue Sharing and Securities Purchase Agreement in reliance on this Agreement being a continuing irrevocable agreement, and each Guarantor agrees that its guarantee may not be revoked in whole or in part.

1.3           Waivers with Respect to Guaranteed Obligations.  Except to the extent expressly required by this Agreement, each Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

1.3.1              presentment, demand for payment and protest of nonpayment of any of the Guaranteed Obligations, and notice of protest, dishonor or nonperformance;

1.3.2              notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to the Revenue Sharing and Revenue Sharing and Securities Purchase Agreement or this Agreement or notice of any acceleration of maturity of any Guaranteed Obligations;

1.3.3              demand for performance or observance of, and any enforcement of any provision of the Revenue Sharing and Securities Purchase Agreement, this Agreement or the Guaranteed Obligations or any pursuit or exhaustion of rights or remedies against the Company or any other Person in respect of the Guaranteed Obligations or any requirement of diligence or promptness on the part of any Secured Party in connection with any of the foregoing;

1.3.4              any act or omission on the part of any Secured Party which may impair or prejudice the rights of such Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

1.3.5              any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

1.3.6              any “single action” or “antideficiency” law which would otherwise prevent any Secured Party from bringing any action;

1.3.7              all demands and notices of every kind with respect to the foregoing; and

1.3.8              to the extent not referred to above, all defenses (other than payment) which the Company may now or hereafter have to the payment of the Guaranteed Obligations, together with all suretyship defenses, which could otherwise be asserted by such Guarantor.

No delay or omission on the part of any of the Secured Parties in exercising any right under this Agreement or under any other guarantee of the Guaranteed Obligations shall operate as a waiver or relinquishment of such right.  No action which the Secured Parties or the Company may take or refrain from taking with respect to the Guaranteed Obligations shall affect the provisions of this Agreement or the obligations of the Guarantors hereunder.  None of the Secured Parties’ rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or Guarantors, or by any noncompliance by the issuer or Guarantors with this Agreement, regardless of any knowledge thereof which any Secured Party may have or otherwise be charged with.

1.4           Secured Parties’ Power to Waive, etc.  Notwithstanding anything to the contrary herein, with respect to this Article I, each Guarantor grants to each of the Secured Parties full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of such Guarantor under its guarantee hereunder:

1.4.1              to waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any provision of, or to give any waiver in respect of, this Agreement, the Guaranteed Obligations or any guarantee thereof (each as from time to time in effect);

1.4.2              to grant any extensions of the Guaranteed Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Company or any other Person in respect of the Guaranteed Obligations, whether or not rights against such Guarantor under this Agreement are reserved in connection therewith;

1.4.3              to collect or liquidate or realize upon any of the Guaranteed Obligations in any manner or to refrain from collecting or liquidating or realizing upon any of the Guaranteed Obligations; and

1.4.4              to extend additional advances or credit, if any, under the Revenue Sharing and Securities Purchase Agreement, this Agreement or otherwise in such amount and with such returns as the Secured Parties may determine, including increasing the amount of advances or credit and the returns, interest rate and fees with respect thereto, even though the conditions of the Company may have deteriorated since the date hereof.

1.5           Information Regarding the Company, etc.  Each Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks.  Each Guarantor waives any obligation which may now or hereafter exist on the part of any Secured Party to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, and each Guarantor undertakes to keep itself informed of such risks and any changes therein.  Each Guarantor expressly waives any duty which may now or hereafter exist on the part of any Secured Party to disclose to such Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Company and its Affiliates or their properties or management, whether now or hereafter known by any Secured Party.  Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning this Agreement and all other information as to the Company and its Affiliates or their properties or management as such Guarantor deems necessary or desirable.

1.6           Subrogation.  Each Guarantor agrees that it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against the Company or any other Guarantor arising by contract or operation of law in connection with any payment made or required to be made by it under this Agreement.

1.7           Subordination.  Each Guarantor covenants and agrees that all Indebtedness, claims and liabilities now or hereafter owing by the Company to such Guarantor, whether arising hereunder or otherwise, are subordinated to the prior payment in full in cash of the Guaranteed Obligations and are so subordinated as a claim against the Company or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such indebtedness, claim or liability will be made or received while any Event of Default exists.  If, notwithstanding the foregoing, any payment with respect to any such Indebtedness, claim or liability is received by any Guarantor in contravention of this Agreement, such payment shall be held in trust for the benefit of the Secured Parties and promptly turned over to them in the original form received by such Guarantor.

1.8           Contribution Among Guarantors.  The Guarantors agree that, as among themselves in their capacity as guarantors of the Guaranteed Obligations, the ultimate responsibility for repayment of the Guaranteed Obligations, in the event that the Company fails to pay when due the Guaranteed Obligations, shall be equally apportioned among the respective Guarantors.  In the event that any Guarantor, in its capacity as a guarantor, pays an amount with respect to the Guaranteed Obligations in excess of its proportionate share as set forth in this Section 1.8 each other Guarantor shall make a contribution payment to such Guarantor in an amount such that the aggregate amount paid by each Guarantor reflects its proportionate share of the Guaranteed Obligations.  In the event of any default by any Guarantor under this Section 1.8, each other Guarantor will bear its proportionate share of the defaulting Guarantor’s obligation under this Section 1.8.  This Section 1.8 is intended to set forth only the rights and obligations of the Guarantors among themselves and shall not in any way affect the obligations of any Guarantor to any Secured Party (which obligations shall at all times constitute the joint and several obligations of all the Guarantors).

1.9           General Limitation on Guaranteed Obligations.  In any action or proceeding involving any foreign or domestic corporate limited partnership or limited liability company law or similar law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 1.1 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 1.1, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

ARTICLE II
GENERAL PROVISIONS

2.1           Independent Obligations.  The obligations of each Guarantor hereunder are independent of and separate from the Guaranteed Obligations.  If any Guaranteed Obligation is not paid when due (after giving effect to any grace period), or upon the occurrence and during the continuance of any Event of Default, the Secured Parties may, at their sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount of any Guaranteed Obligation then due, without first proceeding against any other Guarantor and without first joining any other Guarantor in any proceeding.

2.2           Notices.  All notices, requests and demands to or upon the Secured Parties or any Guarantor hereunder shall be effected in the manner provided for in Section 9.3 of the Revenue Sharing and Securities Purchase Agreement; provided, however, that any such notice, request or demand to or upon any Guarantor shall be addressed to the Company’s notice address set forth in such Section 9.3.

2.3           Amendments, Consents, Waivers, etc.

2.3.1              Amendments.  No amendment, modification, termination or waiver of any provision of this Agreement shall in any event be effective without the written consent of the Guarantors and the Majority Purchasers; provided that the consent of each affected Purchaser shall be required for any amendment, modification, termination or waiver that (i) waives or reduces any amounts owed to it under this Agreement or extends the date for payment of any amount hereunder or (ii) releases all or substantially all of the aggregate value of the guarantees of the Guarantors hereunder.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.  No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any further notice or demand in similar or other circumstances.  Any amendment, modification, termination, waiver or consent effected in accordance with this Section 2.3.1 shall be binding upon the holders of the Obligations at the time outstanding and each future holder thereof.

2.3.2              Course of Dealing; No Implied Waivers.  No course of dealing between the Secured Parties and the Guarantors shall operate as a waiver of any Secured Party’s rights under this Agreement or with respect to the Obligations.  In particular, no delay or omission on the part of any Secured Party in exercising any right under this Agreement or with respect to the Obligations shall operate as a waiver of such right or any other right hereunder or thereunder.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

2.4           No Strict Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement with counsel sophisticated in financing transactions.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

2.5           Venue; Service of Process; Certain Waivers.  Each Guarantor and each Secured Party:

2.5.1              irrevocably submits to the exclusive jurisdiction of any New York state court or federal court sitting in New York, New York, and any court having jurisdiction over appeals of matters heard in such courts, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof;

2.5.2              waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or the subject matter hereof, may not be enforced in or by such court;

2.5.3              consents to service of process in any such proceeding in any manner at the time permitted under the applicable laws of the State of New York and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 9.3 of the Revenue Sharing and Securities Purchase Agreement is reasonably calculated to give actual notice; and

2.5.4              waives to the extent not prohibited by applicable law that cannot be waived any right it may have to claim or recover in any such proceeding any special, exemplary, punitive or consequential damages.

2.6           WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH GUARANTOR AND EACH SECURED PARTY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONDUCT OF THE PARTIES HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE.  Each Guarantor acknowledges that it has been informed by the Secured Parties that the foregoing sentence constitutes a material inducement upon which the Secured Parties have relied and will rely in entering into this Agreement, the Revenue Sharing and Securities Purchase Agreement, the Notes and the Collateral Documents.  Any of the Guarantors or Secured Parties may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Guarantors and Secured Parties to the waiver of their rights to trial by jury.

2.7           Additional Guarantors.  Prior to the formation or acquisition of any Subsidiary, the Company shall cause such Subsidiary to become a Grantor hereunder, and such Subsidiary shall execute and deliver to the Secured Parties a Joinder Agreement substantially in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.  The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

2.8           Interpretation; Governing Law; etc.  All covenants, agreements, representations and warranties made in this Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Secured Party, notwithstanding any investigation made by such Secured Party, and shall survive the execution and delivery to the Secured Parties hereof and thereof.  The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.  This Agreement and the Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral.  This Agreement may be executed in any number of counterparts which together shall constitute one instrument.  This Agreement may be executed by electronic (including .pdf) means.  This Agreement, and any issue, claim or proceeding arising out of or relating to this Agreement or the conduct of the parties hereto, whether now existing or hereafter arising and whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty Agreement as of the date and year first above written.

Guarantors:

SAMPO IP, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

RELAY IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

CYBERFONE SYSTEMS, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

VANTAGE POINT TECHNOLOGY, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

CRFD RESEARCH, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

[Signature Page to Guaranty Agreement]

E2E PROCESSING, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES II, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

SIGNAL IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

HYBRID SEQUENCE IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

PME ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

[Signature Page to Guaranty Agreement]

SOEMS ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

IP LIQUIDITY VENTURES ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

IP LIQUIDITY VENTURES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

[Signature Page to Guaranty Agreement]

SELENE COMMUNICATION TECHNOLOGIES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

DA ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

DYNAMIC ADVANCES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

CLOUDING CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

TLI ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

TLI COMMUNICATIONS LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

[Signature Page to Guaranty Agreement]

MEDTECH GROUP ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

TLIF, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

[Signature Page to Guaranty Agreement]

ACCEPTED AND AGREED
as of the date and year first above written:

Secured Parties:

DBD Credit Funding LLC, as Collateral Agent

/s/ Constantine M. Dakolias
__________________________________________
By:  Constantine M. Dakolias
Title: President

DBD Credit Funding LLC, as Purchaser

/s/ Constantine M. Dakolias
__________________________________________
By:  Constantine M. Dakolias
Title: President

[Signature Page to Guaranty Agreement]

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [           ] is delivered pursuant to: (a) the Revenue Sharing and Securities Purchase Agreement, dated as of January 29, 2015, among the Company, the Guarantors, the Collateral Agent, the Purchasers party thereto (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Revenue Sharing and Securities Purchase Agreement”) and (b) the Guaranty Agreement, dated as of January 29, 2015, by the Guarantors party thereto in favor of the Secured Parties (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).  Capitalized terms used herein without definition are used as defined in the Revenue Sharing and Securities Purchase Agreement.

By executing and delivering this Joinder Agreement, the undersigned: (a) hereby becomes a party to the Revenue Sharing and Securities Purchase Agreement and to the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor therein, and, without limiting the generality of the foregoing expressly assumes all obligations and liabilities of a Guarantor thereunder, (b) represents and warrants that, with respect to the undersigned, the representations and warranties thereunder are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date) and (c) acknowledges and agrees that this Joinder Agreement constitutes a Document.

By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Revenue Sharing and Securities Purchase Agreement and the Guaranty Agreement.

The provisions of Sections 9.7, 9.8 and 9.9 of the Revenue Sharing and Securities Purchase Agreement are hereby incorporated by reference herein and made a part hereof and shall apply to this Joinder Agreement, mutatis mutandis, as if fully set forth herein.

[Signature pages follow]

IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS JOINDER AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.

[                      ]

By:  __________________________

Name:

Title:

ACKNOWLEDGED AND AGREED

as of the date first above written:

[SECURED PARTIES],
as a Secured Party

By:     ________________________________
Name:
Title: